Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
19. Subsequent Events
In February 2023, the Company prepaid $5.9 million of the term loan dated August 2021 with original maturity date August 2026 (Note 9) using cash on hand and the related mortgages on the vessels Astrid and Exelero were released.
In February 2023, the Company awarded (1) 250,000
restricted shares of common stock to its Chief Executive Officer with a vesting date of
February 21, 2024
for 125,000 such shares and February 21, 2025 for 125,000 such shares, and (2) options exercisable to acquire 250,000 shares of the Company’s common stock at an exercise price per share equal to $2.85, the closing price of the Company’s common stock on February 21, 2023 and an option expiration date of February 21, 2033, with a vesting date of
February 21, 2024
for 125,000 such option shares and February 21, 2025 for 125,000 such option shares. In February 2023, the Company also granted an aggregate of 27,000 restricted shares of common stock to its independent directors and an aggregate of 7,000 restricted shares of common stocks to employees and service providers, 50% of which are scheduled to vest in February 2024 and 50% in February 2025.
In March 2023, the Company prepaid $18.5 million of the term loan dated January 2021 with original maturity date January 2028 (Note 9) using cash on hand and the related mortgages on the vessels Eco Corsair, Eco Royalty and Eco Elysium were released. Following this loan repayment, the Swaps 5 and 6 (Note 10) were terminated and an amount of $2.0 million was collected from the respective counterparty.
In March 2023, the Company entered into a loan agreement for an amount of up to $70.0 million relating to the financing of the two vessels that has agreed to acquire from a related party (Note 3).
In April 2023, MGC Agressive Inc. paid dividends to the Company amounting to $19.3 million.